Exhibit 99.2

Nasdaq: ONDS 1 Third Qu6rter 2025 E6rfiifigs Rele6se Copyright 2025. All rights reserved. NASDAQ: ONDS | November 13, 2025

Nasdaq: ONDS This presentation may contain "forward - looking statements" as that term is defined under the Private Securities Litigation Reform Act of 1995 (PSLRA), which statements may be identified by words such as "expects," "projects," "will," "may," "anticipates," "believes," "should," "intends," "estimates," and other words of similar meaning . Ondas Holdings Inc . (“Ondas” or the “Company”) cautions readers that forward - looking statements are predictions based on its current expectations about future events . These forward - looking statements are not guarantees of future performance and are subject to risks, uncertainties and assumptions that are difficult to predict . The Company’s actual results, performance, or achievements could differ materially from those expressed or implied by the forward - looking statements as a result of a number of factors, including, the risks discussed under the heading “Risk Factors” in the Company’s most recent Annual Report on Form 10 - K filed with the U . S . Securities and Exchange Commission (“SEC”), in the Company’s Quarterly Reports on Form 10 - Q filed with the SEC, and in the Company’s other filings with the SEC . The Company undertakes no obligation to publicly update or revise any forward - looking statements, whether as a result of new information, future events or otherwise that occur after that date, except as required by law . Also, this presentation contains certain non - GAAP financial measures . For a description of these non - GAAP financial measures, including reconciliations to the most comparable measure under GAAP, see the Appendix to this presentation . Information in this presentation is not an offer to sell securities or the solicitation of an offer to buy securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction . 2 Discl6imer

ONDAS Holdings Inc.
Nasdaq: ONDS

Leadership Team

ONDAS Holdings Inc.



Eric Brock

CHAIRMAN, CEO

Founder of Ondas with over 25 years of leadership in finance and technology,

ONDAS Holdings Inc.



Neil Laird

CFO

Veteran finance executive with 25 years of experience leading financial operations across global technology firms.

ONDAS AUTONOMOUS SYSTEMS



Oshri Lugassy

CO-CEO

Defense and technology executive with deep military and industry experience expanding OAS' global operations.

ONDAS AUTONOMOUS SYSTEMS



Meir Kliner

PRESIDENT

Meir is an entrepreneur with over 20 years of proven track record in aerospace development and manufacturing.

ONDAS NETWORKS



Markus Nottelmann

CEO

Technology and operations leader with extensive experience introducing advanced communications in rail and infrastructure markets..

3

Nasdaq: ONDS Agefid6 • Introduction • Financial Review • Business Update • Ondas Networks • Ondas Autonomous Systems (OAS) • Outlook & Closing Remarks • Q&A 4 4

Nasdaq: ONDS Ofid6s is Positiofied for Success 4 5 Executing our growth plan • Autonomy markets at inflection point • Demonstrating platform adoption with Iron Drone and Optimus • Launched our Core + Strategic Growth Plan • Capital position supports shareholder value acceleration DELIVERING THE PLAN WE SAID WE WOULD EXECUTE

6 Nasdaq: ONDS Overview Momentum continues in Q3 — Record year achieved • Advancing multi - year growth plan; reported record results for Q3 • Generated $10.1 million in revenue in Q3 2025, a 582% increase from Q3 2024 • Consolidated backlog (1) was $23.3 million at Q3 2025, vs $10.0 million entering 2025 • Increasing revenue target to at least $36 million for 2025 • Establishing revenue target of at least $110 million for 2026 • Raised approximately $855 million in net proceeds, supporting momentum on business plan execution • OAS delivering on and expanding existing customer programs; building operating infrastructure to support multi - year growth outlook • Strategic growth program accelerating; defined by rapid “Systems of Systems” evolution • Enabling accelerated path to operational maturity • Intended to drive significant upside to revenue and faster path to profitability • Established Ondas Capital with initial focus on building a Technology Bridge from Ukraine to the U.S. and European allied nations • Ondas Networks targeting dot16 with multiple Railroad networks and applications • dot16 selected as private network roadmap platform for all AAR - owned frequencies (1) Excludes $18.2 million of backlog related to acquired companies which have closed or are expected to close in Q4 2025.

Nasdaq: ONDS Executifig Str6tegic Ro6dm6p Broadening solutions; scaling our operating platform • Expanding the core OAS operational platform • Seasoned executive leadership across disciplines • Impactful, multi - discipline Advisory Board • Advancing ecosystem partnerships across: • Technology platforms • Sales, marketing and field support • Supply chain & production • Strategic acquisition and investment pipeline maturing and expanding • Targets include larger, more mature businesses • Adding more key leadership and talent • Capturing new customers, ecosystem partners 7 7

ONDAS Holdings Inc.
Nasdaq: ONDS

Ondas Capital

A strategic growth platform

Ondas Capital is a multi-year initiative to deploy $150 million to accelerate the transition of battle-tested unmanned and dual-use technologies from Ukraine and allied nations into trusted U.S. and European production.

Mission

Scale proven unmanned, AI, and dual-use technologies at Technology Readiness Level 7 (TRL 7) or higher, enabling rapid production and deployment across the U.S. and Europe faster, cheaper, and at scale.

Targeted Outcomes

Ondas Capital aims to create and scale new businesses that expand Ondas' total addressable markets, leveraging the Company's global operating platform to accelerate commercialization of defense and security platforms. By integrating investment, production, and market access capabilities, Ondas Capital seeks to generate strong financial returns while strengthening the allied industrial ecosystem and advancing Ondas' leadership across defense, security, and dual-use innovation.

Global Footprint

Anchored in the U.S. with forward offices in key allied innovation and financial corridors, Boston, New York, Kyiv, Tallinn, London, and Frankfurt, Ondas Capital links technology origination, investment deployment, and production integration operationalizing defense and security systems across three continents.

This transatlantic network positions Ondas Capital at the center of the allied industrial ecosystem supporting Ukraine's defense and technology innovation.

ONDAS CAPITAL

8

Nasdaq: ONDS 9 Third Quarter 2025 Earnings Release FINANCIAL REVIEW Copyright 2025. All rights reserved. NASDAQ: ONDS | November 13, 2025

10 Nasdaq: ONDS KEY FINANCIAL INSIGHTS: • Revenue growth reflects strong demand for autonomous, unmanned platforms • Gross profit remains variable due to low volumes and product mix shifts • Increase in cash operating expenses to support scaling OAS operations in advance of expected growth and for strategic program • Adjusted EBITDA loss widened by $1.7 million, largely due to increase in cash operating expenses; partially offset by increase in gross profit (1) See the “Non - GAAP Financial Measures” section in the Appendix. Fifi6fici6l Review Q3 2025 10 Three Months Ended September 30, SELECT P&L DATA 2024 2025 (Unaudited) $ 1,480,792 $ 10,098,310 Revenues, net 1,433,232 7,493,915 Cost of goods sold 47,560 2,604,395 Gross profit 8,708,275 18,107,945 Total operating expenses $ (8,660,715) $ (15,503,550) Operating Loss $ (9,526,268) $ (7,480,856) Net Loss $ 7,169,381 $ 11,603,280 Cash Operating Expenses (1) $ (7,103,109) $ (8,761,329) Adjusted EBITDA (1)

Nasdaq: ONDS KEY FINANCIAL INSIGHTS: • Cash balance of $433.4 million • Cash used in operating activities flat year - on - year • Cash used in investing activities includes strategic minority investments of $11.6 million and acquisitions of $6.5 million • Cash provided by financing through nine months ended September 30, 2025, includes: • $422.3 million YTD from the sale of stock and pre - funded warrants • $23.5 million in proceeds from exercised warrants and options STRATEGIC INVESTMENTS Fifi6fici6l Review Q3 2025 Nine Months Ended September 30, SELECT CASH FLOW DATA 2024 2025 (Unaudited) $ (25,360,649) $ (26,017,625) Net cash used in operating activities (1,659,366) (18,743,619) Net cash provided by (used in) investing activities 14,871,301 448,155,480 Net cash provided by financing activities (12,148,714) 403,394,236 Increase (Decrease) in cash, cash equivalents, and restricted cash 15,022,000 29,999,321 Cash, cash equivalents and restricted cash, beginning of period $ 2,873,286 $ 433,393,557 Cash, cash equivalents and restricted cash, end of period 11 11

Nasdaq: ONDS KEY FINANCIAL INSIGHTS: 11 12 • Cash position reflects the equity offerings and warrant exercises • Holdings convertible debt eliminated July 2025 • $9.5 million outstanding convertible debt at subsidiary level • Total stockholders’ equity increased $470.6 million • Adjusted for the $407.0 in net proceeds raised in an equity offering on October 7, 2025, and before cash used for operations and to finance acquisitions and investments in Q4 2025: • Pro forma cash balance was $840.4 million • Pro forma stockholders’ equity was $894 million B6l6fice Sheet Q3 2025 Dec. 31, 2024 Sept. 30, 2025 SELECT BALANCE SHEET DATA (Unaudited) ASSETS $ 29,999,321 $ 433,393,557 Cash and restricted cash $ 109,622,288 $ 550,150,569 Total assets LIABILITIES AND STOCKHOLDERS' DEFICIT $ 44,617,229 $ - Holdings Convertible Debt $ 8,036,195 $ 9,523,437 Subsidiary Convertible Debt $ 1,573,215 $ 1,800,000 Other Debt $ 54,226,639 $ 11,323,437 Total debt $ 73,677,776 $ 39,775,843 Total liabilities $ 19,361,205 $ 23,151,014 Redeemable noncontrolling interests $ 16,583,307 $ 487,223,712 Total Stockholders' equity $ 109,622,288 $ 550,150,569 Total liabilities and stockholders' equity

ONDAS Holdings Inc.
Nasdaq: ONDS

802.16t Acceptance Broadening

Deploying dot16-enabled 160 MHz networks to address significant industry needs

- AAR's Wireless Communications Committee announced that **dot16 will be the wireless platform for all new deployments in AAR-owned bands**
  - 160 MHz voice network is now on the dot16 roadmap
  - 160 MHz is the largest spectrum channel bandwidth owned by the railroads
- Ondas will execute a number of pilot programs with several railroads during Q4 and early Q1 2026 to demonstrate dot16 on the 160 MHz network, addressing:
  - General communications needs
  - Specific signaling requirements
  - Network-wide general-purpose networking capabilities
- Ondas continues to build out the dot16 third-party ecosystem

The 160 MHz wireless spectrum band covers the entire North American rail network (180,000+ miles) and offers the most spectrum for general-purpose network applications.

dot16 enables massive capacity increases for legacy networks

Frequency	Current Usage	Network Capacity Improvement
160 MHz	Voice Only	Infinite
450 MHz	HOT / EOT	37x
900 MHz A Block	CTC / Wayside	37x

dot16 has been selected as the upgrade path for ALL AAR-owned private networks

14

Nasdaq: ONDS

Execution and Outlook

NEC Corridor and Indian radios entering shipping in Q4

- Northeast Corridor ACSES radios for **Amtrak** will start shipping during Q4
- We expect initial deliveries for **Siemens India** Head-of-Train radios to commence with the next few months
- Next **Generation Head-of-Train / End-of-Train** (**NGHE**) is being accelerated by the Class 1s
    - AAR motivated to address performance and reliability concerns with legacy technology
    - Mitigate known security vulnerabilities with legacy equipment
    - WCC committed to finalize NGHE Generation 4 specifications in 2026
    - Ondas is working with HOT / EOT manufacturers to be ready for commercialization
- We continue to engage with the railroads on specific 900 MHz applications, though timelines of large network deployments remain uncertain
- Work with specific railroads to accelerate 160 MHz adoption; execute initial application pilots in Q4 and early 2026 acela


INDIAN RAILWAYS



15

Nasdaq: ONDS VISION OAS is positioned to shape the future of defense and security - delivering autonomous, unmanned and connected systems that power mission - critical operations worldwide. We are building the infrastructure of resilience and intelligence that governments and industries trust to protect and perform. 17

ONDAS Holdings Inc.
Nasdaq: ONDS

OAS Highlights

Record-high revenue – expanding OAS as a multi-domain defense and security firm

- Generated record high revenues of $10 million during Q3 2025
- OAS backlog has grown to $22.2 million at Q3 2025
  - OAS backlog stands at $40.4 million including closed/pending acquisitions in Q4 2025
- Continued to expand pipeline for Iron Drone
  - Successfully executed counter-UAS pilots for government agencies in Europe and Asia
  - Showcased Iron Drone Raider at various events including INTERPOL CUAS-IDICE 2025
  - Successful demonstration to German Armed Forces and others with Securiton Germany
  - US pipeline continues to mature in front of strong market growth
- Entered strategic partnership and investment with Rift Dynamics; placed initial order for Wasp FVP drone
- Launched NDAA-compliant Made-in-USA fiber-optic spools at American Robotics; preparing US production launch in Q4 for Optimus and Iron Drone
- Continued to scale the operating platform with key leadership additions green uas™ = BLUE UAS CLEARED

Optimus secures GreenUAS list

BlueUAS inclusion pending

Former Rafael CEO,

Major General (Ret.) Yoav Har-Even,

joins OAS Advisory Board

18

ONDAS Holdings Inc.
Nasdaq: ONDS

Strategic Growth Program

Value creation through faster growth, operating scale and an accelerated path to profitability

- Unified “Systems of Systems” architecture fusing ISR, counter-UAS, robotics, and sensing into scalable, autonomous defense solutions
- Delivers mission advantage through interoperable, resilient systems that accelerate decision-making and operational agility
- Expands global markets and cements OAS as a next-generation defense leader built on autonomy, integration, and performance
- Drives accelerated growth through strategic acquisitions and advanced technologies that extend reach, amplify synergies, and boost profitability


Technology Platforms
C-UAS
Payloads
ONDAS AUTONOMOUS SYSTEMS
Sensors
COMMS
Autonomous Platforms

Accelerate evolution to Systems of Systems provider leveraging autonomy at the core

19

Nasdaq: ONDS Buildifig the Sc6led OAS Pl6tform 20

ONDAS Holdings Inc.
Nasdaq: ONDS

Scaling OAS’ Operating Platform

Enhancing talent and expanding ecosystem for operational scale

- Integrating OAS Core, acquisitions, new leadership and operational talent, and partners into a unified operating platform
- Strengthening go-to-market through aligned sales teams, partnerships, and a global customer network
- Deepening operations by integrating manufacturing, distribution, and technology across OAS
- Expanding leadership and advisory depth at OAS to drive execution, governance, and coordination
- Investing in talent and technology to accelerate innovation and scalability
- Building a connected ecosystem for collaboration, efficiency, and rapid commercialization


GO-TO-MARKET
Talent
Technology
Partners
Sales Teams
Customers
Partners
Technology
Advisory Board
Leadership Team
Manufacturing
Distribution
Technology
OAS CORE
ACQUIRED CAPABILITIES
NEW TALENT
ECOSYSTEM
INFRASTRUCTURE

21

22 Nasdaq: ONDS 22 Systems of Systems ifi Motiofi Integrating complementary companies and technology platforms; Expanding multi - domain technology offering COMMUNICATIONS AUTONOMOUS PLATFORMS SENSORS C - UAS PAYLOADS Note: Sentrycs acquisition is expected to close in November 2025

ONDAS Holdings Inc.
Nasdaq: ONDS

sentrycs

Transforming Airspace Security through Passive, Intelligent Drone Control

- **Cyber-over-RF (CoRF) Platform** – Proprietary protocol-manipulation technology that listens, decodes, and communicates directly with hostile drones — identifying both drone and operator and safely assuming control without jamming or collateral damage
- **Full-Spectrum Intelligence Layer** – Detects, identifies, tracks, and mitigates threats using a single passive sensor with 95%+ coverage of commercial and DIY drones
- **Next-Generation Automation** – AI-driven "Horizon" engine adapts in real time to emerging protocols and DIY builds, ensuring persistent detection and rapid updates in hours, not months
- **Flexible Deployment** – Portable, fixed, and vehicle-mounted kits enable scalable protection for defense bases, borders, airports, prisons, and critical infrastructure



Tal Cohen
Founder & General Manager



23

24 Nasdaq: ONDS 199 Global Deployments as of November 1, 2025 Sensors Sold 1 11 – 20 6 – 10 2 – 5 21 – 50 50+ North America • 3 x Countries • 34 x Deployments South America • 2 x Countries • 2 x Deployments Europe • 13 x Countries • 74 x Deployments Australia • 1 x Country • 1 x Deployments Africa • 2 x Countries • 6 x Deployments Asia • 6 x Countries • 82 x Deployments 91% YTD Growth (31 new deployments) ) 100% YTD Growth (1 new deployments) 24% YTD Growth (18 deployments) 32% YTD Growth (28 new deployments) 24 Est6blished Glob6l Positiofi Expands Global Reach to Tier - 1 Defense, Public Safety, and Security Agencies Protecting Critical Infrastructure Across 25+ Countries

25 Nasdaq: ONDS Ufiique M6rket Positiofi Securing borders, cities, and critical infrastructure with intelligent, scalable counter - UAS defense • Cyber - over - RF (CoRF) by Sentrycs – Passive, protocol - manipulation layer providing early detection, identification, and remote takeover of hostile drones without jamming or collateral damage • Iron Drone Raider Interceptor – Autonomous kinetic layer that neutralizes threats in contested or high - risk environments using on - board AI vision and GPS - independent interception Hard Kill Any drone no matter how controlled Soft Kill Radio controlled drones NO COLLATERAL DAMAGE Advancing the next generation of homeland protection — combining Cyber - over - RF control, autonomous ISR, and precision interception to defend vital infrastructure, secure borders, and ensure the safety of the airspace we all depend on. 25

ONDAS Holdings Inc.
Nasdaq: ONDS

Counter UAS Market Opportunity

C-UAS market is poised for a significant, multi-year growth boom

Global C-UAS Market Size (USD Million)


577
2,447
10,585
27.2% CAGR
2018
2024
2030

Regional Growth 2025 – 2023 (CAGR)


North America 24.1%
Europe 28.2%
Latin America 30.2%
Asia Pacific 30.6%
MEA 30.2%
Low
Medium
High

Growth Momentum

Key C-UAS market data points

- Rapidly growing global demand for C-UAS technology $10.5 B market by 2030
- Large U.S. and Europe poised for significant growth
  - Defense and HLS budgets targeting C-UAS
  - Regulations being advanced to support widespread deployment
- Key activities being pursued by Ondas and Sentrycs
  - Various U.S. DoW programs
  - US DHS and FEMA focus on SLTT programs
  - NATO Armed Forces and E.U. HLS agencies
  - G2G supported activities and many others
- Ondas and Sentrycs will be well positioned across multiple geographies to support layered C-UAS requirements

Source: Grand View Research Anti-Drome Market Analysis and Segment Forecasts – July 2025.

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Nasdaq: ONDS 27 Third Quarter 2025 Earnings Release OUTLOOK Copyright 2025. All rights reserved. NASDAQ: ONDS | November 13, 2025

ONDAS Holdings Inc.
Nasdaq: ONDS

Strategic Growth Program

A multi-year opportunity with urgent requirements

- Drives faster revenue growth through strategic acquisitions
- Enables more efficient use of operating capital
- Delivers operating margin leverage across the platform
- Leads to higher levels of profitability and shareholder value

---

- 5 strategic acquisitions announced since August 2025
  - These companies are expected to generate approximately $50 million in calendar 2025 revenue
  - These acquired companies should grow at 30 – 50% or better in 2026

Ondas believes there is a unique opportunity to build a scaled operating platform leveraging autonomous systems in defense and security markets poised for rapid growth

M&A Pipeline

+20

Advanced Activity

+7

Potential Revenue from M&A in Pipeline (2026)

+$500M

28

ONDAS Holdings Inc.
Nasdaq: ONDS

Updated Outlook

Demonstrating upside to our financial model

- Upside to new revenue targets demonstrate growth acceleration
- Expect to continue to advance strategic acquisition program
- Expect to capture an initial US defense or homeland security customer
- Ondas is well positioned to reach initial operational and financial goals set for 2025

INVESTOR EVENTS

Ondas Capital Investor Day in December 2025

OAS Investor Day in January 2026

Previous 2025 Revenue Target

~~**$25 Million**~~

Current 2025 Revenue Target

$36 Million

Initial 2026 Revenue Target

$110 Million

29

Nasdaq: ONDS Sh6reholder V6lue Cre6tiofi Financial and operating models designed to generate high returns for investors High Revenue Growth + Operating Capital Efficiency = Premium Valuation Broadening Platform Solutions + Customer Capture = Accretive M&A Deploy Growth Capital Drive Operating Scale 28 30

Q&A Third Quarter 2025 Earnings Release Copyright 2025. All rights reserved. NASDAQ: ONDS | November 13, 2025

Nasdaq: ONDS As required by the rules of the Securities and Exchange Commission ("SEC"), we provide a reconciliation of Adjusted EBITDA and cash operating expenses, the non - GAAP financial measures, contained in this presentation to the most directly comparable measures under GAAP, which reconciliations are set forth in the tables below . We believe that Adjusted EBITDA and cash operating expenses facilitate analysis of our ongoing business operations because such measures exclude items that may not be reflective of, or are unrelated to, the Company's core operating performance, and may assist investors with comparisons to prior periods and assessing trends in our underlying businesses . Other companies may calculate Adjusted EBITDA and cash operating expenses differently, and therefore our measures may not be comparable to similarly titled measures used by other companies . Adjusted EBITDA and cash operating expenses should only be used as supplemental measures of our operating performance . We believe that Adjusted EBITDA improves comparability from period to period by removing the impact of our capital structure (interest and financing expenses), asset base (depreciation and amortization), tax impacts and other adjustments as set out in the table below, which management has determined are not reflective of core operating activities and thereby assist investors with assessing trends in our underlying businesses . We believe that cash operating expenses improve comparability from period to period by removing the impact of depreciation, amortization and stock - based compensation as set out in the tables below, which management has determined are not reflective of core operating expenses and thereby assist investor with assessing trend in our underlying business . Management uses Adjusted EBITDA and cash operating expenses in making financial, operating, and planning decisions and evaluating the Company's ongoing performance . 32 Nofi - GAAP Fifi6fici6l Me6sures

33 Nasdaq: ONDS (1) See the “Non - GAAP Financial Measures” section above. Appefidix Three Months Ended September 30, ADJUSTED EBITDA RECONCILIATION 2024 2025 (Unaudited) $ (9,526,268) $ (7,480,856) Net Loss 190,332 195,954 Depreciation Expense 865,553 (8,330,150) Other Income (Expense), net 1,056,141 1,086,692 Amortization of Intangible Assets 307,456 Provision for Income Taxes 311,133 5,459,575 Stock - based Compensation $ (7,103,109) $ (8,761,329) Adjusted EBITDA (1) Three Months Ended September 30, Cash Operating Expense Reconciliation 2024 2025 (Unaudited) $ 8,708,275 $ 18,107,945 Total Operating Expense 190,332 191,307 Depreciation Expense 1,056,141 1,086,692 Amortization of Intangible Assets 292,421 5,226,818 Stock - based Compensation $ 7,169,381 $ 11,603,128 Total Cash Operating Expense (1)

Copyright 2025. All rights reserved. THANK YOU NASDAQ: ONDS | November 13, 2025